UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 19, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Offering Closing

On December 22, 2014, Signature Group Holdings, Inc. (the “Company”) issued a press release announcing the closing of its previously announced offering of 4,384,615 shares of its common stock in an underwritten public offering (the “Offering”) on December 19, 2014.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor this press release constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction. The offering referenced herein was made by means of a prospectus supplement and accompanying prospectus.

Approval of 4.9% Stockholder

In connection with the Offering, the Board of Directors of the Company (the “Board”)  approved the acquisition by Hotchkis & Wiley Capital Management, an investment manager (“H&W”), of shares in the Offering in an amount that resulted in H&W owning in excess of 4.9% of the Company’s current outstanding common stock (the “H&W Purchase”). Such approval relates to the provisions of the Company’s Second Amended and Restated Bylaws (the “Bylaws”) and the Rights Agreement, dated as of October 23, 2007, between the Company and Mellon Investor Services LLC, as amended (the “Rights Agreement”).

Under the Bylaws, unless the Board has approved such transaction, an entity is generally prohibited from acquiring shares of the Company’s common stock if such transaction would result in such entity owning 4.9% or more of the Company’s outstanding common stock. Further, under the Rights Agreement, an entity that acquires beneficial ownership of 5% or more of the Company’s outstanding common stock may be deemed by the Board to be an Acquiring Person (as defined in the Rights Agreement), which determination would trigger the rights under the Rights Agreement to purchase shares of Series A Preferred Stock.

As a result of the Board approval, the Board has approved the H&W Purchase for purposes of the Bylaws and has affirmed that it will not deem H&W to be an Acquiring Person under the Rights Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Signature Group Holdings, Inc. press release dated December 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: December 22, 2014	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President,
General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Signature Group Holdings, Inc. press release dated December 22, 2014